UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2020

CHERRY HILL MORTGAGE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-36099	46-1315605
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

1451 Route 34, Suite 303
Farmingdale, NJ 07727
(Address of principal executive offices, including zip code)

877.870.7005
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMI	NYSE
8.20% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	CHMI-PRA	NYSE
8.250% Series B Fixed-to-Floating Rate Cumulative Redeemable	CHMI-PRB	NYSE

Item 8.01.	Other Events.

Cherry Hill Mortgage Investment Corporation (the “Company”) previously identified an immaterial error in its historical financial statements related to the calculation of the deferred tax asset/deferred tax liability.  The immaterial error was corrected in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 with respect to the three- and nine-month periods ended September 30, 2020. The Company is filing this Current Report on Form 8-K to correct the same immaterial errors in the historical financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission (“SEC”) on February 27, 2020.

The corrected historical financial statements and the notes thereto are filed as Exhibit 99.1 on Form 8-K and have been updated in compliance with generally accepted accounting principles solely to make the foregoing revisions and are incorporated herein by reference.

Except as described above, the Company has not modified or updated disclosures contained in its consolidated financial statements and the notes thereto included in the Annual Report on Form 10-K for the year ended December 31, 2019. Accordingly, this Current Report on Form 8-K, with the exception of the foregoing, does not reflect events occurring after the date of the filing of the Annual Report on Form 10-K for the year ended December 31, 2019, or update disclosures for any previously disclosed subsequent events that were affected by any further subsequent events. Consequently, all other information not affected by the revisions described above is unchanged and reflects the disclosures made at the date of the filing of the Annual Report on Form 10-K for the year ended December 31, 2019, as applicable, and should be read in conjunction with the Company’s subsequent filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1
Consolidated Financial Statements and Notes thereto updated to correct immaterial errors (which replaces and supersedes Part II, Item 8 of the Annual Report on Form 10-K filed with the SEC on February 27, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

	By:	/s/ Michael Hutchby
Michael Hutchby
Date: December 2, 2020		Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1
Consolidated Financial Statements and Notes thereto updated to correct immaterial errors (which replaces and supersedes Part II, Item 8 of the Annual Report on Form 10-K filed with the SEC on February 27, 2020).

104	Cover Page Interactive Data File - cover page XBRL tags are embedded within the Inline XBRL document.